UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2013

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive, 4th Floor San Mateo, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On June 20, 2013, Serena Software, Inc. (“Serena”) awarded a total of 2.541 million restricted stock units to its executive officers, senior officers and key employees as described under Item 5.02 below, which description is incorporated herein by reference. Insofar as these awards constitute an offer or sale of securities under applicable securities laws, Serena will issue the securities under an exemption from registration requirements pursuant to Rule 701 of the Securities Act of 1933, which provides an exemption for offers and sales of securities pursuant to certain compensatory benefit plans.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 17, 2013, Elizabeth Hackenson resigned as a director and as a member of the nominating committee and strategic and operations committee of Serena’s board of directors. On June 20, 2013, Tim Davenport resigned as a director and as a member of the audit committee and strategic and operations committee of Serena’s board of directors. Their resignations were not the result of any disagreement with Serena or its board of directors relating to Serena’s operations, policies or practices.

On June 20, 2013, Edward Malysz resigned as Acting Chief Financial Officer in connection with the appointment of Robert I. Pender, Jr. as Senior Vice President, Finance and Chief Financial Officer of Serena. Mr. Malysz will continue with Serena in his capacity as Senior Vice President, General Counsel and Secretary.

(c) On June 20, 2013, Robert I. Pender, Jr. was appointed as Senior Vice President, Finance and Chief Financial Officer of Serena. Mr. Pender, age 55, previously served as Senior Vice President, Finance and Chief Financial Officer of Serena from December 1997 until his retirement in July 2011. From December 1996 until August 1997, Mr. Pender was Vice President, Finance of Mosaix, Inc., a customer interaction software company. From April 1993 until December 1996, Mr. Pender served in a variety of positions, including Chief Financial Officer, with ViewStar Corporation, a client/server workflow software company that was acquired by Mosaix, Inc. in December 1996.

(e) On June 20, 2013, Mr. Pender entered into an employment offer with Serena setting forth the terms of his employment. The employment offer provides for an annual base salary of $350,000 to be paid on a semi-monthly basis. Mr. Pender will be eligible to receive an annual cash incentive bonus based on an annual target bonus of $350,000 pursuant to Serena’s FY2014 Executive Annual Incentive Plan, which is described below. For fiscal year 2014, Mr. Pender’s prorated target bonus will be $262,500 based on his expected term of service during the fiscal year. The payout of the prorated target bonus for fiscal year 2014 will be guaranteed at 100% if Mr. Pender remains employed through fiscal year 2014. If a change in control should occur prior to the end of fiscal year 2014, Serena will pay Mr. Pender 100% of his applicable target bonus for fiscal year 2014. For a period of up to 12 months, Mr. Pender will be reimbursed up to $5,000 per month for reasonable expenses incurred by Mr. Pender for temporary housing located within the general proximity of Serena’s corporate headquarters.

Mr. Pender will be granted 750,000 restricted stock units under Serena’s Amended and Restated 2006 Stock Incentive Plan pursuant to the terms of Serena’s Restricted Stock Unit Agreement (Retention Award). The restricted stock units will vest in full upon the earlier of the third anniversary of the date of award, a change of control of Serena or an initial public offering of Serena’s common stock. Mr. Pender’s employment offer with Serena provides that, in the event of a change in control of Serena, Mr. Pender’s restricted stock units will be cancelled immediately prior to the change in control in consideration for a payment equal to the per share consideration received by Silver Lake Partners II, L.P. and its affiliates for their holdings of Serena’s common stock, subject to a minimum payment of $500,000 and maximum payment of $2,000,000. The Amended and Restated 2006 Stock Incentive Plan and form of Restricted Stock Unit Agreement (Retention Award) are filed as Exhibits 10.1 and 10.2, respectively, to this current report and incorporated herein by reference.

In the event that Mr. Pender’s employment is terminated by Serena without cause or by Mr. Pender for good reason, Mr. Pender will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 12 months following the termination of employment; (ii) payment of 100% of his annual target bonus for the fiscal year in which his employment terminates; and (iii) continuation of his health coverage through reimbursement of premiums under COBRA for a period of twelve (12) months following the termination of employment.

In the event that Mr. Pender’s employment is terminated as a result of a termination without cause or by Mr. Pender for good reason within 12 months following a change in control of Serena, Mr. Pender will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 12 months following the termination of employment; (ii) payment of his annual target bonus, (iii) payment of a prorated portion of his annual target bonus for the period of service during the fiscal year in which the termination of employment occurs; and (iv) continuation of his health coverage through the reimbursement of premiums under COBRA for a period of 12 months following the termination of employment. The form of change in control agreement is filed as Exhibit 10.3 to this current report and incorporated herein by reference.

Mr. Pender’s employment offer with Serena is filed as Exhibit 10.4 to this current report and incorporated herein by reference.

On June 20, 2013, Greg Hughes, Serena’s President and Chief Executive Officer, entered into an agreement with Serena to modify his original employment offer. Mr. Hughes’ annual target bonus for fiscal year 2014 will be prorated from April 1, 2013. If a change in control should occur prior to the end of fiscal year 2014, Serena will pay Mr. Hughes 100% of his applicable target bonus for fiscal year 2014. In addition, Mr. Hughes will be awarded an additional 250,000 restricted stock units pursuant to Serena’s Amended and Restated 2006 Stock Incentive Plan pursuant to the terms of Serena’s Restricted Stock Unit Agreement (Retention Award). In the event of a change in control of Serena, all of his restricted stock options will be cancelled immediately prior to the change in control in consideration for a payment equal to the per share consideration received by the holders of Serena’s common stock, subject to a maximum payment of $1,250,000. The agreement with Mr. Hughes is filed as Exhibit 10.5 to this current report and incorporated herein by reference.

On June 20, 2013, the board of directors of Serena approved Serena’s FY2014 Executive Annual Incentive Plan. The plan provides for the payout of annual bonuses for Serena’s executive officers based on the level of achievement of earnings before interest, taxes and amortization (“EBITA”) for fiscal year 2014. Achievement of less than 95% of the performance metric will result in no payout of the applicable target bonus amount, achievement of 100% of the performance metric will result in a 100% payout of the target bonus amount and achievement of 105% of the performance metric will result in a 150% payout of the target bonus amount. The annual cash incentive bonus will be calculated and paid on an annual basis. The FY2014 Executive Annual Incentive Plan is filed as Exhibit 10.6 to this current report and incorporated herein by reference.

On June 20, 2013, the board of directors of Serena approved a form of indemnification agreement for Serena’s directors and executive officers. The form of indemnification agreement is filed as Exhibit 10.7 to this current report and incorporated herein by reference.

On June 20, 2013, Serena’s board of directors approved awards of restricted stock units to executive officers, senior officers and key employees pursuant to the terms of Serena’s standard form of Restricted Stock Unit Agreement (Retention Award). Subject to the continued employment of the participant, the restricted stock units will vest in full on the third anniversary of the date of grant and are subject to full acceleration of vesting upon a change in control or initial public offering as described in the restricted stock unit agreement. A total of 2.541 million restricted stock units were awarded from shares currently available for grant under the Amended and Restated 2006 Stock Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.2*	Form of Restricted Stock Unit Agreement (Retention Award) under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on March 21, 2013)

Exhibit 10.3*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2007), as modified by Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on May 1, 2009) and Amendment No. 2 to Change in Control Agreement (incorporated by reference to Exhibit 10.33 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on March 29, 2013)

Exhibit 10.4*†	Employment offer letter between Serena Software, Inc. and Robert I. Pender Jr. dated June 20, 2013

Exhibit 10.5*†	Modification of offer letter between Serena Software, Inc. and Greg Hughes dated June 20, 2013

Exhibit 10.6*†	FY 2014 Executive Annual Incentive Plan

Exhibit 10.7*†	Form of Indemnification Agreement

*	Indicates a management contract or compensatory plan or arrangement.
†	Exhibit is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
	Name:	Edward F. Malysz
	Title:	Senior Vice President,
General Counsel

Date: June 21, 2013

EXHIBIT INDEX

(d) Exhibits:

Exhibit 10.1*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.2*	Form of Restricted Stock Unit Agreement (Retention Award) under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on March 21, 2013)

Exhibit 10.3*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2007), as modified by Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on May 1, 2009) and Amendment No. 2 to Change in Control Agreement (incorporated by reference to Exhibit 10.33 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on March 29, 2013)

Exhibit 10.4*†	Employment offer letter between Serena Software, Inc. and Robert I. Pender, Jr. dated June 20, 2013

Exhibit 10.5*†	Modification of offer letter between Serena Software, Inc. and Greg Hughes dated June 20, 2013

Exhibit 10.6*†	FY 2014 Executive Annual Incentive Plan

Exhibit 10.7*†	Form of Indemnification Agreement

*	Indicates a management contract or compensatory plan or arrangement.
†	Exhibit is filed herewith.